EXHIBIT 10.21

                        AMENDMENT TO EMPLOYMENT AGREEMENT

                  AMENDMENT TO EMPLOYMENT AGREEMENT, dated as of November 15, 1999 (this "Amendment"), between Nationwide Credit, Inc. ("Employer") and Michael Lord residing at 77 East Andrew Drive, N.W., Apartment 248, Atlanta, Georgia 30305 ("Executive").


                              W I T N E S S E T H:

          WHEREAS, Employer and Executive are party to that certain Employment Agreement dated as of May 18, 1998 (the "Employment Agreement"); and

          WHEREAS, Employer and Executive desire to amend the Employment Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and intending to be bound legally hereby, the parties hereto agree as follows:

Section 1. AMENDMENTS. Effective as of July 19, 1999, the Employment Agreement shall be amended as follows:

(a) Each reference therein to "Chief Financial Officer" shall be deleted and "Co-Chief Executive Officer" substituted therefor;

(b) The second sentence of paragraph II shall provide that Executive shall report to the Board of Directors; and

(c) Paragraph III shall be amended by deleting therein the reference to "$200,000" and substituting therefor "$230,000".

Section 2. LIMITING EFFECT. Except as expressly amended hereby, all of the provisions of the Employment Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms.

Section 3. GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 4. SECTION TITLES. Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 5.  COUNTERPARTS.  This  Amendment  may be  executed  in any  number of
separate   counterparts,   each  of  which  shall  collectively  and  separately
constitute one agreement.


                  IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.


                                    NATIONWIDE CREDIT, INC.



                                    By:
                                        Name:
                                        Title:




                                        Michael Lord